Exhibit 10.1
SECOND AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT
THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) made as of this 31st day of January, 2017, by and among CARTER/VALIDUS OPERATING PARTNERSHIP, LP, a Delaware limited partnership (the “Borrower”), CARTER VALIDUS MISSION CRITICAL REIT, INC., a Maryland corporation (“REIT”), THE ENTITIES LISTED ON THE SIGNATURE PAGES HEREOF AS SUBSIDIARY GUARANTORS (hereinafter referred to individually as a “Subsidiary Guarantor” and collectively, as “Subsidiary Guarantors”; REIT and the Subsidiary Guarantors are sometimes hereinafter referred to individually as a “Guarantor” and collectively as “Guarantors”), KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), THE OTHER LENDERS LISTED ON THE SIGNATURES PAGES HEREOF AS LENDERS (KeyBank and the other lenders are listed on the signatures pages hereof as Lenders, collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Agent for the Lenders (the “Agent”).
W I T N E S S E T H:
WHEREAS, Borrower and KeyBank, individually and as Agent, and the Lenders entered into that certain Second Amended and Restated Credit Agreement dated as of May 28, 2014 (the “Original Credit Agreement”), as amended by that certain First Amendment to Second Amended and Restated Credit Agreement and Amendment to Other Loan Documents dated August 21, 2015 (the “First Amendment”) (the Original Credit Agreement, as amended by the First Amendment, is hereinafter referred to as the “Credit Agreement”); and
WHEREAS, each of the Guarantors are a party to that certain Unconditional Guaranty of Payment of Performance in favor of Agent and the Lenders dated as of May 28, 2014, as amended by the First Amendment (as modified or amended, the “Guaranty”);
WHEREAS, Borrower and Guarantors have requested that the Agent and the Lenders make certain modifications to the Credit Agreement; and
WHEREAS, the Agent and the Lenders have consented to such modifications, subject to the execution and delivery of this Amendment.
NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:
1.Definitions. All terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.
2.    Modification of the Credit Agreement. The Agent, the Lenders and the Borrower hereby amend the Credit Agreement as follows:

(a)    By modifying the definition of Revolving Credit Maturity Date in §1.1 of the Credit Agreement by deleting the words and figures “May 28, 2017”, and inserting in lieu thereof the words and figures “May 28, 2018.”
(b)    By modifying §2.12(a) of the Credit Agreement by deleting the words and figures “the one-time right and option to extend the Revolving Credit Maturity Date to May 28, 2018”, and inserting in lieu thereof the words and figures “the one-time right and option to extend the Revolving Credit Maturity Date to May 28, 2019 (the “First Revolving Credit Maturity Date Extension Option”)
(c)    By modifying §2.12(a) of the Credit Agreement by inserting the following paragraph after §2.12(a)(vi):
“Such extension of the Revolving Credit Maturity Date or Term Loan Maturity Date, as applicable, shall be effective upon the later of (i) the date such notice is given and (ii) the date the extension fee is paid; provided, that Borrower also certifies to Agent in writing that the conditions in §2.12(a)(i)-(vi) have also been satisfied. Agent shall promptly notify Borrower in writing when the extension is effective (provided no such acknowledgment shall constitute a waiver of any misrepresentation or other Default or Event of Default).”
(d)    By inserting the following new subsection §2.12(b) in the Credit Agreement:
“(b)    Provided that Borrower has duly exercised the First Revolving Credit Maturity Date Extension Option in accordance with the terms and conditions set forth in §2.12(a) above, Borrower shall have the one-time right and option to further extend the Revolving Credit Maturity Date to May 28, 2020 (the “Second Revolving Credit Maturity Date Extension Option”), upon satisfaction of the following conditions precedent, which must be satisfied prior to the effectiveness of any additional extension of the Revolving Credit Maturity Date:
(i)    satisfaction of the conditions precedent set forth in §2.12(a)(i), (ii), (iv), (v) and (vi) above; and
(ii)    Payment of Second Extension Fee. The Borrower shall pay to the Agent for the pro rata accounts of the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitments, an extension fee in an amount equal to thirty (30) basis points on the Total Revolving Credit Commitment in effect on the Revolving Credit Maturity Date, as extended pursuant to the First Revolving Credit Maturity Date Extension Option, which fee shall, when paid, be fully earned and non-refundable under any circumstances.
Such extension of the Revolving Credit Maturity Date shall be effective upon the later of (i) the date such notice is given and (ii) the date the extension fee is paid; provided, that Borrower also certifies to Agent in writing that the conditions in §2.12(b)(i)-(ii) have also been satisfied. Agent shall promptly notify Borrower in writing when the extension is effective (provided no such acknowledgment shall constitute a waiver of any misrepresentation or other Default or Event of Default).”

2

3.    References to Amended Documents. All references in the Loan Documents to the Credit Agreement amended in connection with this Amendment shall be deemed a reference to the Credit Agreement as modified and amended herein.
4.    Consent of Borrower and Guarantors. By execution of this Amendment, Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement as set forth herein, and Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents (including, without limitation, the Guaranty), remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, and that the Guaranty extends to and applies to the foregoing documents as modified and amended.
5.    Representations. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:
(a)    Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of such Persons or any of its properties or to which any of such Persons is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons, other than the liens and encumbrances created by the Loan Documents.
(b)    Enforceability. The execution and delivery of this Amendment are valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.
(c)    Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of or approval of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.
(d)    Reaffirmation. Borrower and Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower, the Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date.

3

6.    No Default. By execution hereof, the Borrower and Guarantors certify that the Borrower and Guarantors are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.
7.    Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that Borrower and Guarantors as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any of the Lenders, or any past or present officers, agents or employees of Agent or any of the Lenders, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.
8.    Ratification. Except as hereinabove set forth or in any other document previously executed or executed in connection herewith, all terms, covenants and provisions of the Credit Agreement amended in connection herewith remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement, as modified and amended herein and therein. Guarantors hereby consent to the terms of this Amendment and ratify the Guaranty. Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents (including without limitation the Guaranty).
9.    Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.
10.    Miscellaneous. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.
11.    Effective Date. The obligations of the undersigned parties under Section 2 of this Amendment shall be deemed effective and in full force and effect (the “Effective Date”) only upon confirmation by the Agent of the satisfaction of the following conditions:
(a)    the execution and delivery of this Amendment by Borrower, Guarantors, Agent, and each Lender (and the delivery to the Borrower of a copy of such fully-executed Amendment by the Agent shall be evidence of satisfaction of this condition);
(b)    the delivery to Agent of an opinion of counsel to the Borrower and the Guarantors addressed to the Agent and the Lenders dated as of the Effective Date covering such matters as the Agent may reasonably request;;
(c)    receipt by Agent of evidence that the Borrower shall pay contemporaneously with the Effective Date all fees (including legal fees) due and payable with respect to this Amendment;

4

(d)    with respect to Borrower and each Guarantor, receipt by Agent of (i) such resolutions, secretary’s and incumbency certificates, and organizational documents, in each case as the Agent may reasonably request, and (ii) good standing certificates for their respective state of incorporation or formation issued not more than thirty (30) days prior to the Effective Date, in each case as the Agent may reasonably request;
(e)    such other conditions as Agent may require in its reasonable discretion.

[Remainder of Page Intentionally Left Blank]

5

IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.
BORROWER:
CARTER/VALIDUS OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its general partner

By: /s/ Todd M. Sakow
Name: Todd M. Sakow
Title:     Chief Financial Officer
(CORPORATE SEAL)
REIT:
CARTER VALIDUS MISSION CRITICAL REIT, INC., a Maryland corporation
By: /s/ Todd M. Sakow

Name:    Todd M. Sakow
Title:    Chief Financial Officer
(CORPORATE SEAL)

KeyBank/CV Reit I: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

SUBSIDIARY GUARANTORS:
HC-2501 W WILLIAM CANNON DR, LLC
DC-19675 W. TEN MILE, LLC
DC-1221 COIT ROAD, LLC
DC-5000 BOWEN ROAD, LLC
HC-8451 PEARL STREET, LLC
HC-3873 N. PARKVIEW DRIVE, LLC
DC-2 CHRISTIE HEIGHTS, LLC
HC-2257 KARISA DRIVE, LLC
HC-239 S. MOUNTAIN BOULEVARD MANAGEMENT, LLC
DC-15 SHATTUCK ROAD, LLC
DATA CENTER ‑ 5150 MCCRIMMON PARKWAY, LLC
HC-1940 TOWN PARK BOULEVARD, LLC
HC-1946 TOWN PARK BOULEVARD, LLC
HC-17322 RED OAK DRIVE, LLC
DC-N15W24250 RIVERWOOD DRIVE, LLC
HC-10323 STATE HIGHWAY 151, LLC
each a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, their sole member

By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its general partner
By: /s/ Todd M. Sakow
Name:    Todd M. Sakow
Title:    Chief Financial Officer

(CORPORATE SEAL)

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

HC-5101 MEDICAL DRIVE, LLC
HC-5330 N. LOOP 1604 WEST, LLC
HC-3436 MASONIC DRIVE, LLC
HC-42570 SOUTH AIRPORT ROAD, LLC
DATA CENTER ‑ 1805 CENTER PARK DRIVE, LLC
DC-615 NORTH 48TH STREET, LLC
DC-8521 EAST PRINCESS DRIVE, LLC
HCP-SELECT MEDICAL, LLC
HC-1101 KALISTE SALOOM ROAD, LLC
HC-116 EDDIE DOWLING HIGHWAY, LLC
DC-1099 WALNUT RIDGE DRIVE, LLC
HCP-DERMATOLOGY ASSOCIATES, LLC
DC-1001 WINDWARD CONCOURSE, LLC
HC-800 EAST 68TH STREET, LLC
DC-1650 UNION HILL ROAD, LLC
HCP-RTS, LLC,
HCP-PAM WARM SPRINGS, LLC
DC-3300 ESSEX, LLC,
each a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, their sole member

By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its general partner
By: /s/ Todd M. Sakow
Name:    Todd M. Sakow
Title:    Chief Financial Officer

(CORPORATE SEAL)

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

HC-239 S. MOUNTAIN BOULEVARD, LP, a Delaware limited partnership

By:	HC-239 S. Mountain Boulevard Management, LLC, a Delaware limited liability company, its sole general partner

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner
By: /s/ Todd M. Sakow________________
Name:    Todd M. Sakow
Title:    Chief Financial Officer

(CORPORATE SEAL)

DC-5150 MCCRIMMON PARKWAY, LP, a Delaware limited partnership

By:	Data Center ‑ 5150 McCrimmon, LLC, a Delaware limited liability company, its general partner

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner
By: /s/ Todd M. Sakow________________
Name:    Todd M. Sakow
Title:    Chief Financial Officer

(CORPORATE SEAL)
[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

DC-1805 CENTER PARK DRIVE, LP, a Delaware limited partnership

By:	Data Center ‑ 1805 Center Park Drive, LLC, a Delaware limited liability company, its general partner

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner
By: /s/ Todd M. Sakow_________________
Name:    Todd M. Sakow
Title:    Chief Financial Officer

(CORPORATE SEAL)

GREEN MEDICAL INVESTORS, LLLP, a Florida limited liability limited partnership

By:	HC-1946 Town Park Boulevard, LLC, a Delaware limited liability company, its general partner

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its general partner
By: /s/ Todd M. Sakow_________________
Name:    Todd M. Sakow
Title:    Chief Financial Officer

(CORPORATE SEAL)

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

GREEN WELLNESS INVESTORS, LLLP, a Florida limited liability limited partnership

By:	HC-1940 Town Park Boulevard, LLC, a Delaware limited liability company, its general partner

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its general partner
By: /s/ Todd M. Sakow_________________
Name:    Todd M. Sakow
Title:    Chief Financial Officer

(CORPORATE SEAL)

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

HC-77-840 FLORA ROAD, LLC
HC-40055 BOB HOPE DRIVE, LLC
HC-5829 29 PALMS HIGHWAY, LLC
HC-8991 BRIGHTON LANE, LLC
HC-6555 CORTEZ, LLC
HC-601 REDSTONE AVENUE WEST, LLC
HC-2270 COLONIAL BLVD, LLC
HC-2234 COLONIAL BLVD, LLC
HC-1026 MAR WALT DRIVE, NW, LLC
HC-7751 BAYMEADOWS RD. E., LLC
HC-1120 LEE BOULEVARD, LLC
HC-8625 COLLIER BLVD., LLC
HC-6879 US HIGHWAY 98 WEST, LLC
HC-7850 N. UNIVERSITY DRIVE, LLC
HC-#2 PHYSICIANS PARK DR., LLC
HC-52 NORTH PECOS ROAD, LLC
HC-6160 S. FORT APACHE ROAD, LLC
HC-187 SKYLAR DRIVE, LLC
HC-860 PARKVIEW DRIVE NORTH, UNITS A&B, LLC
HC-6310 HEALTH PKWY., UNITS 100 & 200, LLC,
each a Delaware limited liability company

By:	HCP-RTS, LLC, a Delaware limited liability company, their sole member

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its general partner
By: /s/ Todd M. Sakow
Name:    Todd M. Sakow
Title:    Chief Financial Officer
(CORPORATE SEAL)
[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

HC-20050 CRESTWOOD BLVD., LLC
HC-42074 VETERANS AVENUE, LLC
HC-101 JAMES COLEMAN DRIVE, LLC
HC-102 MEDICAL DRIVE, LLC, and
HC-1445 HANZ DRIVE, LLC,
each a Delaware limited liability company

By:	HCP-PAM WARM SPRINGS, LLC, a Delaware limited liability company, their sole member

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its general partner
By: /s/ Todd M. Sakow
Name:    Todd M. Sakow
Title:    Chief Financial Officer

(CORPORATE SEAL)

KeyBank/CV Reit I: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

AGENT AND LENDERS:
KEYBANK NATIONAL ASSOCIATION,
individually and as Agent
By: /s/ Kristin Centracchio
Name: Kristin Centracchio
Title: Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., individually and as Co‑Syndication Agent
By: /s/ Richard P. Graham
Name: Richard P. Graham
Title: SVP

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, individually and as Documentation Agent

By: /s/ Scott Rossbach
Name: Scott Rossbach
Title: Authorized Signatory

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

SUNTRUST BANK, individually and as Co-Syndication Agent

By: /s/ Danny Stover
Name: Danny Stover
Title: Senior Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

CITIZENS BANK, NATIONAL ASSOCIATION

By: /s/ Kerri Colwell
Name: Kerri Colwell
Title: Senior Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

SYNOVUS BANK

By: /s/ David W. Bowman
Name: David W. Bowman
Title: Director

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

CADENCE BANK, N.A.

By: /s/ Drew Healy
Name: Drew Healy
Title: Senior Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

TEXAS CAPITAL BANK, N.A.

By: /s/ Brett Walker
Name: Brett Walker
Title: Senior Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

FIFTH THIRD BANK, an Ohio corporation, individually and as Co-Syndication Agent
By: /s/ John Reynolds
Name: John Reynolds
Title: Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

EASTERN BANK

By: /s/ Jared H. Ward
Name: Jared H. Ward
Title: SVP

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

UNITED COMMUNITY BANK
By: /s/ Jeff Wilson
Name: Jeff Wilson
Title: Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

WHITNEY BANK dba HANCOCK BANK,
By: /s/ Megan Brearey
Name: Megan Brearey
Title: Senior Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

WOODFOREST NATIONAL BANK
By: /s/ John Ellis
Name: John Ellis
Title: Senior Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

RENASANT BANK
By: /s/ Craig Gardella
Name: Craig Gardella
Title: EVP

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. SILICON VALLEY BRANCH
By: /s/ Nian Tyz Yeh
Name: Nian Tyz Yeh
Title: V.P. & G.M.

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit I: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

AMERICAN MOMENTUM BANK
By: /s/ Porter Smith
Name: Porter Smith
Title: Tampa Bay Market President

KeyBank/CV Reit I: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement